EXHIBIT 10.03



                               CUSTOMER AGREEMENT


                  THIS CUSTOMER AGREEMENT (this "Agreement"), made as of the 1st day of December, 1997, by and among DEAN WITTER DIVERSIFIED FUTURES FUND L.P., a Delaware limited partnership (the "Customer"), CARR FUTURES INC., a Delaware corporation ("CFI"), and DEAN WITTER REYNOLDS INC., a Delaware corporation ("DWR");


                             W I T N E S S E T H :


                  WHEREAS, the Customer was organized pursuant to a Certificate of Limited Partnership filed in the office of the Secretary of State of the State of Delaware on November 25, 1987, as amended, and a Limited Partnership Agreement dated as of November 25, 1987, and amended and restated as of June 30, 1995 between Demeter Management Corporation, a Delaware corporation ("Demeter"), acting as general partner (in such capacity, the "General Partner"), and the limited partners of the Customer, to trade, buy, sell, spread, or otherwise acquire, hold, or dispose of commodities (including currencies, mortgage-backed securities, money market instruments, obligations of or guaranteed by the United States Government, and any other financial instruments, securities, stock, financial, and economic indexes, and items which are now or may hereafter be, the subject of futures contract trading), commodity futures contracts, forward contracts, foreign exchange commitments, options on physical commodities and on futures contracts, spot (cash) commodities and currencies, and any rights pertaining thereto (hereinafter referred to collectively as "futures interests"), and securities (such as United States Treasury securities) approved by the Commodity Futures Trading Commission (the "CFTC") for investment of customer funds, and to engage in all activities incident thereto;

                  WHEREAS, the Customer (which is a commodity pool) and the General Partner (which is a registered commodity pool operator) have entered into a management agreement (the "Management Agreement") with a certain trading advisor (the "Trading Advisor"), which provides that the Trading Advisor has authority and responsibility, except in certain limited situations, to direct the investment and reinvestment of the assets of the Customer in futures interests under the terms set forth in the Management Agreement;

                  WHEREAS, the Customer and DWR have entered into that certain Amended and Restated Customer Agreement, dated as of December 1, 1997 (the "DWR Customer Agreement"), whereby DWR agreed to perform certain non-clearing futures interests brokerage and other services for the Customer; and

                  WHEREAS, the Customer, DWR and CFI wish to enter into this Agreement to set forth the terms and conditions upon which CFI will perform futures interests execution and clearing services for the Customer;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Duties of CFI. CFI agrees to execute and clear all futures interests brokerage transactions on behalf of the Customer in accordance with instructions provided by DWR, Demeter or the Trading Advisor, and the Customer agrees to retain CFI as its clearing broker for the term of this Agreement. CFI agrees to maintain such number of subaccounts for the Customer as DWR reasonably shall request. The execution and clearing services of CFI provided hereunder shall be in accordance with applicable exchange rules.

                  CFI agrees to furnish to the Customer as soon as practicable all of the information from time to time in its possession which Demeter, as the general partner of the Customer, is required to furnish to the Limited Partners pursuant to the Limited Partnership Agreement as from time to time in effect and as required by applicable law, rules, or regulations. CFI shall disclose such information (including, without limitation, financial statements) regarding itself and its affiliates as may be required by the Customer for SEC, CFTC and state blue sky disclosure purposes.

                  CFI agrees to notify the Trading Advisor and DWR immediately upon discovery of any error committed by CFI or any of its agents with respect to a trade executed or cleared by CFI on behalf of the Customer and to notify DWR promptly of any order or trade for the Customer's account which CFI believes was not executed or cleared in accordance with proper instructions given by DWR, Demeter or the Trading Advisor or other agent for the Customer's account.
Notwithstanding any provision of this Agreement to the contrary, CFI shall assume financial responsibility for any errors committed or caused by it in executing or clearing orders for the purchase or sale of futures interests for the Customer's account and shall credit the Customer's account with any profit resulting from an error of CFI. Errors made by floor brokers appointed or selected by CFI shall constitute errors made by CFI. However, CFI shall not be responsible for errors committed by the Trading Advisor.

                  CFI acknowledges that other partnerships of which the General Partner is the general partner are not affiliates of the Customer.

                  2. Margins. The futures and futures option trades for the Customer's account shall be margined at the applicable exchange or clearinghouse minimum rates for speculative accounts; all subaccounts shall be combined for determining such margin requirements. All margin calls for the Customer's account shall be made to DWR by CFI, and each such call for margin shall be met by Customer within three hours after DWR has received such call. CFI shall accept as margin for the Customer's account any instrument deemed acceptable under exchange or clearinghouse rules pertaining to such account. Upon oral or written request by DWR, CFI shall, within three hours after receipt of any such request, wire transfer (by federal bank wire system) to DWR for Customer's account any funds in the Customer's account with CFI in excess of the margin requirements for such account.

                  3. Obligations and Expenses. Except as otherwise set forth herein, the Customer, and not CFI, shall be responsible for all taxes, management and incentive fees to the Trading Advisor, the brokerage commissions to DWR pursuant to the DWR Customer Agreement, and all extraordinary expenses incurred by it.

                  4.  Agreement  Nonexclusive.  CFI  shall  be  free  to  render services of the nature to be rendered to the Customer hereunder to other persons or entities in addition to the Customer, and the parties acknowledge that CFI may render such services to additional entities similar in nature to the Customer, including other partnerships organized with Demeter as their general partner. It is expressly understood and agreed that this Agreement is nonexclusive and that the Customer has no obligation to execute any or all of its trades for futures interests through CFI. The parties acknowledge that the Customer may execute and clear trades for futures interests through such other broker or brokers as Demeter may direct from time to time. The Customer's utilization of an additional commodity broker shall neither terminate this Agreement nor modify in any regard the respective rights and obligations of the Customer and CFI hereunder.

                  5. Compensation of CFI. In compensation of CFI's services pursuant to this Agreement, the Customer shall pay CFI all NFA fees, clearinghouse fees, exchange fees or other regulatory fees, taxes (other than income taxes), floor brokerage fees, third-party clearing fees and give-up fees. DWR shall pay to CFI such charges with respect to the execution and clearance of trades for the Customer as DWR and CFI shall agree from time to time. Subject to the brokerage commission and transaction fees and costs caps set forth in the DWR Customer Agreement, DWR shall have no obligation to reimburse the Customer for any payments made by the Customer to CFI. The Customer shall have no obligation to reimburse DWR for any payments made by DWR to CFI.

                  6. Investment Discretion. The parties recognize that CFI shall have no authority to direct the futures interests investments to be made for the Customer's account, but shall execute only such orders for the Customer's account as DWR, Demeter or the Trading Advisor may direct from time to time. However, the parties agree that CFI, and not the Trading Advisor, shall have the authority and responsibility with regard to the investment, maintenance, and management of the Customer's assets that are held in segregated or secured accounts, as provided in Section 7 hereof.

                  7. Interest on Customer Funds. The Customer's assets deposited with CFI will be segregated or secured in accordance with the Commodity Exchange Act and CFTC regulations. All of such funds will be available for margin for the Customer's trading. CFI shall pay to DWR such interest income on the Customer's assets held by CFI as CFI and DWR shall agree from time to time. The Customer understands that it will not receive any interest income on its assets held by CFI other than that paid by DWR pursuant to the DWR Customer Agreement. The Customer's assets held by CFI may be used solely as margin for the Customer's trading.

                  8. Recording Conversations. CFI consents to the electronic recording, at the discretion of the Customer, Customer's agents or DWR, of any or all telephone conversations with CFI (without automatic tone warning device), the use of same as evidence by either party in any action or proceeding arising out of this Agreement, and in the Customer's, Customer's agents' or DWR's erasure, at its discretion, of any recording as a part of its regular procedure for handling of recordings.

                  9.       Delivery; Option Exercise.

                  (a) The Customer acknowledges that the making or accepting of delivery pursuant to a futures contract may involve a much higher degree of risk than liquidating a position by offset. CFI has no control over and makes no warranty with respect to grade, quality or tolerances of any commodity delivered in fulfillment of a contract.

                  (b) The Customer agrees to give CFI timely notice and immediately on request to inform CFI if the Customer intends to make or take delivery under a futures contract or to exercise an option contract. If so requested, the Customer shall provide CFI with satisfactory assurances that the Customer can fulfill the Customer's obligation to make or take delivery under any contract. The Customer shall furnish CFI with property deliverable by it under any contract in accordance with CFI's instructions.

                  (c) CFI shall not have any obligation to exercise any long option contract unless the Customer has furnished CFI with timely exercise instructions and sufficient initial margin with respect to each underlying futures contract.

                  10. Standard of Liability and Indemnity. Subject to Section 1 hereof, CFI and its affiliates (as defined below) shall not be liable to the Customer, the General Partner or Limited Partners, or any of its or their respective successors or assigns, for any act, omission, conduct, or activity undertaken by or on behalf of the Customer pursuant to this Agreement which CFI determines, in good faith, to be in the best interests of the Customer, unless such act, omission, conduct, or activity by CFI or its affiliates constituted misconduct or negligence.

                  The Customer shall indemnify, defend and hold harmless CFI and its affiliates from and against any loss, liability, damage, cost or expense (including attorneys' and accountants' fees and expenses incurred in the defense of any demands, claims, or lawsuits) actually and reasonably incurred arising from any act, omission, conduct, or activity undertaken by CFI on behalf of the Customer pursuant to this Agreement, including, without limitation, any demands, claims or lawsuits initiated by a Limited Partner (or assignee thereof), provided that (i) CFI has determined, in good faith, that the act, omission, conduct, or activity giving rise to the claim for indemnification was in the best interests of the Customer, and (ii) the act, omission, conduct, or activity that was the basis for such loss, liability, damage, cost, or expense was not the result of misconduct or negligence. Notwithstanding anything to the contrary contained in the foregoing, neither CFI nor any of its affiliates shall be indemnified by the Customer for any losses, liabilities, or expenses arising from or out of an alleged violation of federal or state securities laws unless
(a) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or
(b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (c) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee and finds that indemnification of the settlement and related costs should be made, provided, with regard to such court approval, the indemnitee must apprise the court of the position of the SEC, and the positions of the respective securities administrators of Massachusetts, Missouri, Tennessee and/or those other states and jurisdictions in which the plaintiffs claim they were offered or sold Units, with respect to indemnification for securities laws violations before seeking court approval for indemnification. Furthermore, in any action or proceeding brought by a Limited Partner in the right of the Customer to which CFI or any affiliate thereof is a party defendant, any such person shall be indemnified only to the extent and subject to the conditions specified in the Delaware Revised Uniform Limited Partnership Act, as amended, and this Section 10. The Customer shall make advances to CFI or its affiliates hereunder only if: (i) the demand, claim, lawsuit, or legal action relates to the performance of duties or services by such persons to the Customer; (ii) such demand, claim, lawsuit, or legal action is not initiated by a Limited Partner; and (iii) such advances are repaid, with interest at the legal rate under Delaware law, if the person receiving such advance is ultimately found not to be entitled to indemnification hereunder.

                  CFI shall indemnify, defend and hold harmless the Customer and its successors or assigns from and against any losses, liabilities, damages, costs or expenses (including in connection with the defense or settlement of claims; provided CFI has approved such settlement) incurred as a result of the activities of CFI or its affiliates, provided, further, that the act, omission, conduct, or activity giving rise to the claim for indemnification was the result of bad faith, misconduct or negligence.

                  The indemnities provided in this Section 10 by the Customer to CFI and its affiliates shall be inapplicable in the event of any losses, liabilities, damages, costs, or expenses arising out of, or based upon, any material breach of any warranty, covenant, or agreement of CFI contained in this Agreement to the extent caused by such breach. Likewise, the indemnities provided in this Section 10 by CFI to the Customer and any of its successors and assigns shall be inapplicable in the event of any losses, liabilities, damages, costs, or expenses arising out of, or based upon, any material breach of any warranty, covenant, or agreement of the Customer contained in this Agreement to the extent caused by such breach.

                  As used in this Section 10, the term "affiliate" of CFI shall mean: (i) any natural person, partnership, corporation, association, or other legal entity directly or indirectly owning, controlling, or holding with power to vote 10% or more of the outstanding voting securities of CFI; (ii) any partnership, corporation, association, or other legal entity 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote by CFI; (iii) any natural person, partnership, corporation, association, or other legal entity directly or indirectly controlling, controlled by, or under common control with, CFI; or
(iv) any officer or director of CFI. Notwithstanding the foregoing, "affiliates" for purposes of this Section 10 shall include only those persons acting on behalf of CFI within the scope of the authority of CFI, as set forth in this Agreement.

                  11. Term. This Agreement shall continue in effect until terminated by any party giving not less than 60 days' prior written notice of termination to the other parties. The Customer shall have the right to terminate this Agreement

                           (i)      at any  time,  effective  upon  thirty  (30)
days' prior written notice to CFI, in the event that:

                                    (A)     CFI announces  plans to  discontinue
                                            the   provision  of  execution   and
                                            clearing  services  with  respect to
                                            futures   contracts,    options   on
                                            futures  contracts  or  acting  as a
                                            dealer   counterparty   for  foreign
                                            exchange     cash    and     forward
                                            contracts; or

                                    (B)     CFI merges or  consolidates  with or
                                            into  or  acquires  or  is  acquired
                                            by,   another   entity  or  entities
                                            acting  in  concert  (excluding  any
                                            intergroup    reorganizations   with
                                            any   affiliates   of   CFI  or  any
                                            capital  contributions  by,  or sale
                                            of CFI  stock to any  affiliates  of
                                            CFI,  provided  that  the  guarantee
                                            agreement  between  DWR  and  Credit
                                            Agricole  Indosuez S.A.  dated as of
                                            July 31,  1997  remains  in place or
                                            a     comparable     guaranty     is
                                            substituted  by a  bank  with  a net
                                            worth  and  credit  rating  equal to
                                            Credit  Agricole  Indosuez  S.A.) in
                                            a    transaction    involving    the
                                            purchase   or  sale  of   stock   or
                                            substantially  all of the  assets of
                                            the   acquired   entity   or   which
                                            involves a capital  contribution  to
                                            or by such  entity or  entities  (in
                                            an   amount    representing    fifty
                                            percent  (50%)  or more of the  book
                                            value  of  CFI's  or  such  entity's
                                            (or  their  respective  affiliate's)
                                            net  worth),   or  the  purchase  or
                                            sale  of  stock  representing  fifty
                                            percent  (50%)  or more of  CFI's or
                                            such  entity's (or their  respective
                                            affiliate's)    outstanding   equity
                                            securities; and

                           (ii)     at  any  time  effective   immediately  upon
written notice to CFI in the event:

                                    (A)     CFI  ceases  to  be   registered  or
                                            conduct   business   as  a   futures
                                            commission        merchant        or
                                            discontinues   its   membership   or
                                            clearing  membership  on  any  major
                                            futures  interest  exchange  in  the
                                            United  States  (or  any  affiliated
                                            clearing   corporation)  or  in  the
                                            NFA; or

                                    (B)     a  receiver,  liquidator  or trustee
                                            of CFI is  appointed  by court order
                                            and such  order  remains  in  effect
                                            for more than thirty  (30) days;  or
                                            CFI  is   adjudicated   bankrupt  or
                                            insolvent;    or   any   of    CFI's
                                            property  is  sequestered  by  court
                                            order  and  such  order  remains  in
                                            effect  for more  than  thirty  (30)
                                            days;   or  a   petition   is  filed
                                            against  CFI under  any  bankruptcy,
                                            reorganization,         arrangement,
                                            insolvency,  readjustment  or  debt,
                                            dissolution  or  liquidation  law of
                                            any  jurisdiction,  whether  now  or
                                            hereafter  in  effect,  and  is  not
                                            dismissed  within  thirty  (30) days
                                            after  such  filing;  or CFI files a
                                            petition  in  voluntary   bankruptcy
                                            or   seeking    relief   under   any
                                            provision    of   any    bankruptcy,
                                            reorganization,         arrangement,
                                            insolvency,  readjustment  of  debt,
                                            dissolution  or  liquidation  law of
                                            any  jurisdiction,  whether  now  or
                                            hereafter  in  effect,  or  consents
                                            to  the   filing  of  any   petition
                                            against it under any such law; or

                                    (C)     CFI,  DWR or the Customer is ordered
                                            or  otherwise  directed to terminate
                                            this Agreement by any  governmental,
                                            regulatory,    or    self-regulatory
                                            authority.

Any such termination by any party shall be without penalty.

                  12. Complete Agreement. This Agreement constitutes the entire agreement among the parties with respect to the matters referred to herein, and no other agreement, verbal or otherwise, shall be binding as among the parties unless in writing and signed by the party against whom enforcement is sought.

                  13. Assignment. This Agreement may not be assigned by any party without the express written consent of the other parties.

                  14. Amendment. This Agreement may not be amended except by the written consent of the parties.

                  15. Notices. All notices required or desired to be delivered under this Agreement shall be in writing and shall be effective when delivered personally on the day delivered, or when given by registered or certified mail, postage prepaid, return receipt requested, on the day of receipt, addressed as follows (or to such other address as the party entitled to notice shall hereafter designate in accordance with the terms hereof):

                  if to the Customer:

                           DEAN WITTER DIVERSIFIED FUTURES FUND L.P.
                           c/o Demeter Management Corporation
                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Mark J. Hawley
                                    President

                  if to DWR:

                           DEAN WITTER REYNOLDS INC.
                           Two World Trade Center, 62nd Floor
                           New York, New York  10048
                           Attn:    Mark J. Hawley
                                    Executive Vice President

                  if to CFI:

                           CARR FUTURES INC
                           10 South Wacker Drive, Suite 1125
                           Chicago, Illinois 60606
                           Attn:  Legal/Compliance Department

                  16. Survival. The provisions of this Agreement shall survive the termination of this Agreement with respect to any matter arising while this Agreement was in effect.

                  17. Headings. Headings of Sections herein are for the convenience of the parties only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  18. Incorporation by Reference. The Futures Account Agreement annexed hereto is hereby incorporated by reference herein and made a part hereof to the same extent as if such document were set forth in full herein. If any provision of this Agreement is or at any time becomes inconsistent with the annexed document, the terms of this Agreement shall control.

                  19. Governing Law; Venue. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (without regard to its choice of law principles). If any action or proceeding shall be brought by a party to this Agreement or to enforce any right or remedy under this Agreement, each party hereto hereby consents and will submit to the jurisdiction of the courts of the State of New York or any federal court sitting in the County, City and State of New York. Any action or proceeding brought by any party to this Agreement to enforce any right, assert any claim, or obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in the courts of the State of New York or any federal court sitting in the County, City and State of New York.

                  IN WITNESS WHEREOF, this Agreement has been executed for and on behalf of the undersigned as of the day and year first above written.

                                       DEAN WITTER DIVERSIFIED FUTURES FUND L.P.

                                       By:  Demeter Management Corporation,
                                              General Partner



                                       By:  /s/ Mark J. Hawley
                                            ------------------------------------
                                            Mark J. Hawley
                                            President

                                       DEAN WITTER REYNOLDS INC.



                                       By:  /s/ Mark J. Hawley
                                            ------------------------------------
                                            Mark J. Hawley
                                            Executive Vice President

                                       CARR FUTURES INC.



                                       By:    /s/ Bruce A. Beatus
                                              ----------------------------------
                                       Name:  Bruce A. Beatus
                                              ----------------------------------
                                       Title: General Counsel
                                              ----------------------------------

                               CARR FUTURES INC.
                           FUTURES ACCOUNT AGREEMENT

In consideration of the acceptance by Carr Futures Inc. ("Carr") of one or more accounts of the undersigned ("Customer") (if more than one account is at any time opened or reopened with Carr, all are covered by this Agreement and are referred to individually and collectively as the "Account"), and Carr's agreement to act as broker, directly or indirectly, or as dealer, for the execution, clearance and/or carrying of transactions for the purchase and sale of commodity interests, including commodities, forward contracts, commodity futures contracts, options on commodity futures contracts and transaction involving the exchange of futures for cash commodities or the exchange of futures in connection with cash commodity transactions, Customer agrees as follows:

1.       APPLICABLE RULES AND REGULATIONS

         The Account and each transaction therein shall be subject to the terms of this Agreement and to (a) all applicable laws and the regulations, rules and orders (collectively "regulations") of all regulatory and self-regulatory organizations having jurisdiction and (b) the constitution, by-laws, rules, regulations, orders, resolutions, interpretations and customs and usages (collectively "rules") of the market and any associated clearing organization (each an "exchange") on or subject to the rules of which such transaction is executed and/or cleared. The reference in the preceding sentence to exchange rules is solely for Carr's protection and Carr's failure to comply therewith shall not constitute a breach of this Agreement or relieve Customer of any obligation or responsibility under this Agreement. Carr shall not be liable to Customer as a result of any action by Carr, its officers, directors, employees or agents to comply with any rule or regulation.

2.       PAYMENTS TO CARR

         Customer agrees to pay to Carr immediately on request (a) commissions, give-up charges, fees and service charges as are in effect from time to time, together with all applicable regulatory and self-regulatory organization and exchange fees, charges and taxes; (b) the amount of any debit balance or any other liability that may result from transactions executed for the Account; and (c) interest on such debit balance or liability at the prevailing rate charged by Carr at the time such debit balance or liability arises and service charges on any such debit balance or liability together with any reasonable costs and attorneys' fees incurred in collecting any such debit balance or liability. Customer acknowledges that Carr may charge commissions at other rates to other customers.

3.       CUSTOMER'S DUTY TO MAINTAIN ADEQUATE MARGIN

         Customer shall at all times, and without prior notice or demand from Carr, maintain adequate margin (also known as "performance bond") in the Account so as to continually to meet the original and maintenance margin requirements established by Carr for Customer. Carr may change such requirements from time to time at Carr's discretion. Such margin requirements may exceed the margin requirements set by any exchange or other regulatory authority and may vary from Carr's requirements for other customers. Customer agrees, when so requested, orally or by written notice, immediately (in no less than one hour) to wire transfer (by federal bank wire system to the account of Carr) margin funds, and to furnish Carr with names of bank officers for immediate verification of such transfers. Customer acknowledges and agrees that Carr may receive and retain as its own any interest, increment, profit, gain or benefit, directly or indirectly, accruing from any of the funds Carr receives from Customer.

4.       DELIVERY; OPTION EXERCISE

         Liquidating instructions on open positions maturing in a current delivery month must be given to Carr at least five business days prior to the first notice day in the case of long positions, and at least five business days prior to the last trading day in the case of short positions. Alternatively, sufficient funds to take delivery or the necessary delivery documents must be delivered to Carr within the same period described above. If funds, documents or instructions are not received, Carr may, without notice, either liquidate Customer's position or make or receive delivery on behalf of Customer upon such terms and by such methods as Carr, in its sole discretion, determines.

         If, at any time, Customer fails to deliver to Carr any property previously sold by Carr on Customer's behalf in compliance with commodity interest contracts, or Carr shall deem it necessary (whether by reason of the requirements of any exchange, clearing house or otherwise) to replace any securities, commodity interest contracts, financial instruments, or other property previously delivered by Carr for the Account of Customer with other property of like or equivalent kind or amount, Customer hereby authorizes Carr, in its sole judgment, to borrow or to buy any property necessary to make delivery thereof, or to replace any such property previously delivered, or to deliver the same to such other party or to whom delivery is to be made. Carr may subsequently repay any borrowing or purchase thereof with property purchased or otherwise acquired for the amount of Customer. Customer shall pay Carr for any cost, loss and damages from the foregoing, including, but not limited to, consequential damages, penalties and fines which Carr may incur or which Carr may sustain from its inability to borrow or buy any such property.

         Customer understands that some exchanges and clearing houses have established cut-off times for the tender of exercise instructions, and that an option will become worthless if instructions are not delivered before such expiration time. Customer also understands that certain exchanges and clearing houses automatically will exercise some "in-the-money" options unless instructed otherwise. Customer acknowledges full responsibility for taking action either to exercise or to prevent the exercise of an option contract, as the case may be, and Carr is not required to take any action with respect to an option contract, including without limitations any action to exercise an option prior to its expiration date, or to prevent the automatic exercise of an option, except upon Customer's express instructions. Customer further understands that Carr may establish exercise cut-off times which may be different from the times established by exchanges and clearing houses.

         Customer understands that (a) all short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned, and (b) exercised assignment notices are allocated randomly from among all Carr customer's short options positions which are subject to exercise. A more detailed description of Carr's allocation procedures is available upon request.

5.       FOREIGN CURRENCY

         If Carr enters into any transaction for Customer effected in a currency other than U.S. dollars: (a) any profit or loss caused by changes in the rate of exchange for such currency shall be for Customer's Account and risk and (b) unless another currency is designated in Carr's confirmation of such transaction, all margin for such transaction and the profit or loss on the liquidation of such transaction shall be in U.S. dollars at a rate of exchange determined by Carr in its discretion on the basis of then prevailing market rates of exchange for such foreign currency.

6.       CARR MAY LIMIT POSITIONS HELD

         Customer agrees that Carr, at its discretion, may limit the number of open positions (net or gross) which Customer may execute, clear and/or carry with or acquire through it. Customer agrees (a) not to make any trade which would have the effect or exceeding such limits, (b) that Carr may require Customer to reduce open positions carried with Carr and (c) that Carr may refuse to accept orders to establish new positions. Carr may impose and enforce such limits, reduction or refusal whether or not they are required by applicable law, regulations or rules. Customer shall comply with all position limits established by any regulatory or self-regulatory organization or any exchange. In addition, Customer agrees to notify Carr promptly if Customer is required to file position reports with any regulatory or self-regulatory organization or with any exchange.

7.       NO WARRANTY AS TO INFORMATION OR RECOMMENDATION

         Customer acknowledges that:

         (a) Any market recommendations and information Carr may communicate to Customer, although based upon information obtained from sources believed by Carr to be reliable, may be incomplete and not subject to verification;

         (b) Carr makes no representation, warranty or guarantee as to, and shall not be responsible for, the accuracy or completeness of any information or trading recommendation furnished to Customer;

         (c) Recommendations to Customer as to any particular transaction at any given time may differ among Carr's personnel due to diversity in analysis of fundamental and technical factors and may vary from any standard recommendation made by Carr in its research reports or otherwise; and

         (d) Carr has no obligation or responsibility to update any market recommendations, research or information it communicates to Customer.

         Customer understands that Carr and its officers, directors, affiliates, stockholders, representatives or associated persons may have positions in and may intend to buy or sell commodity interests that are the subject of market recommendations furnished to Customer, and that the market positions of Carr or any such officer, director, affiliate, stockholder, representative or associated person may or may not be consistent with the recommendations furnished to Customer by Carr.

8.       LIMITS ON CARR DUTIES; LIABILITY

         Customer agrees:

         (a) That Carr has no duty to apprise Customer of news or of the value of any commodity interests or collateral pledged or in any way to advise Customer with respect to the market;

         (b)      That the  commissions  which Carr  receives are  consideration
                  solely  for  the   execution,   reporting   and   carrying  of
                  Customer's trades;

         (c)      If  there  is  an  Account  Manager,   an  Account   Manager's
                  Agreement for the Account Manager will be provided to Carr. Customer represents it has received: (1) a disclosure document concerning such Account Manager's trading advice, including, in the event the Account Manager will trade options, the options strategies to be utilized, or (2) a written statement explaining why Account Manager is not required under applicable law to provide such a disclosure document to Customer; and

         (d) Customer acknowledges, understands and agrees that Carr is in no way responsible for any loss to Customer occasioned by the actions of the Account Manager and Carr does not by implication or otherwise endorse the operating methods or trading strategies or programs of the Account Manager.

9.       EXTRAORDINARY EVENTS

         Customer agrees that Carr shall have no liability for damages, claims, losses or expenses caused by any errors, omissions or delays resulting from an act, condition or cause beyond the reasonable control of Carr, including, but not limited to: war; insurrection; riot; strike; act of God; fire; flood; extraordinary weather conditions; accident; action of government authority; action of exchange, clearinghouse or clearing organization; communications or power failure; equipment or software malfunction; error, omission or delay in the report of transactions; prices, exchange rates or other market or transaction information; or the insolvency, bankruptcy, receivership, liquidation or other financial difficulty of any bank, clearing broker, exchange, market, clearinghouse or clearing organization.

10.      INDEMNIFICATION OF CARR, CONTRIBUTION AND REIMBURSEMENT

         (a) To the extent permitted by law, Customer agrees to indemnify and hold harmless Carr and its shareholders, directors, officers, employees, agents, affiliates and controlling persons against any liability for damages, claims, losses or expenses which they may incur as the result of: (x)
                  Customer's violation of federal or state laws or regulations, or of rules of any exchange or self-regulatory organization; (y) any other breach of this Agreement by Customer; or (z) any breach by Carr of federal or state laws or regulations, or of the charter provisions, by-laws, rules, margin or other requirements, of the exchanges or self-regulatory organizations, provided that such violation was caused by Carr's acting in good faith on Customer's behalf. Such damages, claims, losses or expenses shall include legal fees and expenses, costs of settling claims, interest, and fines or penalties imposed by the exchanges, self-regulatory organization or governmental authority.

         (b) Customer agrees that if the indemnification provided in paragraph (a) above is held to be unavailable to Carr, the parties hereto shall share in and contribute to such damages, claims, losses or expenses in proportion to their relative benefits from the transactions involved and their relative degree of fault in causing the liability.

         (c) Customer agrees to reimburse Carr and its shareholders, directors, officers, employees, agents, affiliates and controlling persons on demand for any costs incurred in collecting any sums Customer owes under this Agreement and any costs of successfully defending against claims asserted against them by Customer.

11.      NOTICES; TRANSMITTALS

         Carr shall transmit all communications to Customer at Customer's address, facsimile or telephone number set forth below or to such other address as Customer may hereafter direct in writing. Customer shall transmit all communications to Carr regarding this Agreement (except routine inquiries concerning the Account) to 10 South Wacker Drive, Suite 1100, Chicago, Illinois 60606; facsimile (312) 441-4201,
         Attention: Legal/Compliance Department. All payments and deliveries to Carr shall be made as instructed by Carr from time to time and shall be deemed received only when actually received by Carr.

12.      CONFIRMATION CONCLUSIVE

         Confirmation of trades and any other notices sent to Customer shall be conclusive and binding on Customer unless customer or Customer's agent notifies Carr to the contrary (a) in the case of an oral report, orally at the time received by Customer or its agent; or (b) in the case of a written report or notice, in writing prior to opening of trading on the business day next following receipt of the report. In addition, if Customer has not received a written confirmation that a commodity interest transaction has been executed within three business days after Customer has placed an order with Carr to effect such transaction, and has been informed or believes that such order has been or should have been executed, then Customer immediately shall notify Carr thereof. Absent such notice, Customer conclusively shall be deemed estopped to object and to have waived any such objection to the failure to execute or cause to be executed such transaction. Anything in this Section 12 notwithstanding, neither Customer nor Carr shall be bound by any transaction or price reported in error.

13.      SECURITY INTEREST

         Customer hereby grants to Carr a first lien upon and a security interest in any and all cash, securities, whether certificated or uncertificated, security entitlements, investment property, financial assets, foreign currencies, commodity interests and other property (including securities and options) and the proceeds of all of the foregoing (together the "Collateral") belonging to Customer or in which Customer may have an interest, now or in the future, and held by Carr or in Carr's control or carried in any of Customer's Accounts, or in Customer's accounts carried under other agreements with Carr or its affiliates. Such security interest is granted as security for the performance by Customer of its obligations hereunder and for the payment of all loans and other liabilities which Customer has or may in the future have to Carr, whether under this Agreement or any other agreement between the parties hereto. Customer agrees to execute such further instruments, documents, filings and agreements as may be requested at any time by Carr in order to perfect and maintain perfected the foregoing lien and security interest. Carr, in its discretion, may liquidate any Collateral to satisfy any margin or Account deficiencies or to transfer the Collateral to the general ledger account of Carr.

         In the event that the provisions of Section 13, which relate to Collateral in any account carried by Carr for Customer other than an Account instituted hereunder, conflict with the agreement under which such other account was instituted, such other agreement between Carr and Customer shall take precedence over the provisions of this Section 13.

14.      TRANSFER OF FUNDS

         At any time and from time to time and without prior notice to Customer, Carr may transfer from one Account to another Account in which Customer has any interest, such excess funds, equities, securities or other property as in Carr's judgment may be required for margin, or to reduce any debit balance or to reduce or satisfy any deficits in such other Accounts except that no such transfer may be made from a segregated Account subject to the Commodity Exchange Act to another Account maintained by Customer unless either Customer has authorized such transfer in writing or Carr is effecting such transfer to enforce Carr's security interest pursuant to Section 13. Carr promptly shall confirm all transfers of funds made pursuant hereto to Customer in writing.

15.      CARR'S RIGHT TO LIQUIDATE CUSTOMER POSITIONS

         In addition to all other rights of Carr set forth in this Agreement:

         (a) When directed or required by a regulatory or self-regulatory organization or exchange having jurisdiction over Carr or the Account;

         (b) Whenever Carr reasonably considers it necessary for its protection because of margin requirements or otherwise;

         (c) If Customer or any affiliate of Customer repudiates, violates, breaches or fails to perform on a timely basis any term, covenant or condition on its part to be performed under this Agreement or another agreement with Carr;

         (d)      If a  case  in  bankruptcy  is  commenced  or if a  proceeding under any insolvency or other law for the protection of creditors or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer is filed by or against Customer or any affiliate of Customer, or if Customer or any affiliate of Customer makes or proposes to make any arrangement or composition for the benefit of its creditors, or if Customer (or any such affiliate) or any or all of its property is subject to any agreement, order, judgment or decree providing for Customer's dissolution, winding-up, liquidation, merger, consolidation, reorganization or for the appointment of a receiver, liquidator, trustee, conservator, custodian or similar officer of Customer, such affiliate or such property;

         (e)      Carr is informed of Customer's death or mental incapacity; or

         (f) If an attachment or similar order is levied against the Account or any other account maintained by a Customer or any affiliate of Customer with Carr;

         Carr shall have the right to (i) satisfy any obligations due Carr out of any Customer's property (also referred to as "Collateral") in Carr's custody or control, (ii) liquidate any or all of Customer's commodity interest positions, such liquidation shall include transactions involving the exchange of futures for cash commodities or the exchange of futures in connection with cash commodity transactions, (iii) cancel any or all of Customer's outstanding orders, (iv) treat any or all of Customer's obligations due Carr as immediately due and payable, (v) sell any or all of Customer's property in Carr's custody or control in such manner as Carr determines to be commercially reasonable, and/or
         (vi) terminate any or all of Carr's obligations for future performance to Customer, all without any notice to or demand on Customer if deemed necessary by Carr. Any sale hereunder may be made in any commercially reasonable manner. Customer agrees that a prior demand, call or notice shall not be considered a waiver of Carr's right to act without demand or notice as herein provided, that Customer shall at all times be liable for the payment of any debit balance owing in each Account upon demand whether occurring upon a liquidation as provided under this
         Section 15 or otherwise under this Agreement, and that in all cases Customer shall be liable for any deficiency remaining in each Account in the event of liquidation thereof in whole or in part together with interest thereon and all costs relating to liquidation and collection (including reasonable attorneys' fees). In the event that the provisions of Section 15, which relate to Collateral in any account carried by Carr for Customer other than an Account instituted hereunder, conflict with the agreement under which such other account was instituted, such other agreement between Carr and Customer shall take precedence over the provisions of this Section 15.

16.      CUSTOMER REPRESENTATIONS, WARRANTIES AND AGREEMENTS

         Customer represents and warrants to and agrees with Carr that:

         (a) Customer has full power and authority to enter into this Agreement and to engage in the transactions and perform its obligations hereunder and contemplated hereby, and:

                  (1) If Customer is a corporation or partnership, Customer represents and warrants that (a) it is duly organized and in good standing under the laws of the jurisdiction in which it is established and in every state in which it does business; (b) is empowered to enter into and perform this Agreement and to effectuate transactions in commodity interests, financial instruments and foreign currency as contemplated hereby; (c) that Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate any statute, rule, regulation, judgment or decree to which Customer is subject or bound; (d) that Customer has had at least one year's prior experience in effectuating transactions in commodity interests, financial instruments, and foreign currency as contemplated hereby; and (e) no person or entity has any interest in or control of the Account to which this Agreement pertains except as disclosed by Customer to Carr in writing.

                  (2) If Customer is a trust, Customer represents and warrants that (a) it is a duly formed and existing trust under the laws of the state of its formation or such other laws as are applicable, including ERISA or similar state law, and the party or parties designated as trustee or trustees by Customer to Carr in writing submitted herewith constitute the only or all of the proper trustees thereof; (b) the trustee or trustees are empowered to enter into and perform this Agreement and to effectuate transactions in commodity interests, financial instruments, and foreign currency as contemplated hereby; (c) the trustee or trustees make the representations set forth in Section 1 hereof as if the term trustee(s) were substituted for the term Customer therein; and
                           (d) no person or entity has any interest in or control of the Account to which this Agreement pertains except as disclosed by Customer to Carr in writing.

         (b) Neither Customer nor any partner, director, officer, member, manager or employee of Customer nor any affiliate of Customer is a partner, director, officer, member, manager or employee of a futures commission merchant, introducing broker, bank, broker-dealer, exchange or self-regulatory organization or an employee or commissioner of the Commodity Futures Trading Commission (the "CFTC"), except as previously disclosed in writing to Carr;

         (c) Any financial statements or other information furnished in connection therewith are true, correct and complete. Except as disclosed in writing, (i) Customer is not a commodity pool or is exempt from registration under the rules of the CFTC, and (ii) Customer is acting solely as principal and no one other than Customer has any interest in any Account of Customer. Customer hereby authorizes Carr to contact such banks, financial institutions and credit agencies as Carr shall deem appropriate for verification of the information contained herein;

         (d) Customer has determined that trading in commodity interests is appropriate for Customer, is prudent in all respects and does not and will not violate Customer's charter or by-laws (or other comparable governing document) or any law, rule, regulation, judgment, decree, order or agreement to which Customer or its property is subject or bound;

         (e) As required by CFTC regulations, Customer shall create, retain and produce upon request of the applicable contract market, the CFTC or other regulatory authority documents (such as contracts, confirmations, telex printouts, invoices and documents of title) with respect to cash transactions underlying exchanges of futures for cash commodities or exchange of futures in connection with cash commodity transactions;

         (f) Customer consents to the electronic recording, at Carr's discretion, of any or all telephone conversations with Carr (without automatic tone warning device); the use of same as evidence by either party in any action or proceeding arising out of the Agreement and in Carr's erasure, at its discretion, of any recording as part of its regular procedure for handling of recordings;

         (g) Absent a separate written agreement between Customer and Carr with respect to give-ups, Carr, in its discretion, may, but shall have no obligation to, accept from other brokers commodity interest transactions executed by such brokers on an exchange for Customer and proposed to be "given-up" to Carr for clearance and/or carrying in the Account;

         (h) Carr, for and on behalf of Customer, is authorized and empowered to place orders for commodity interest transactions through one or more electronic or automated trading systems maintained or operated by or under the auspices of an exchange, that Carr shall not be liable or obligated to Customer for any loss, damage, liability, cost or expense (including but not limited to loss of profits, loss of use, incidental or consequential damages) incurred or sustained by Customer and arising in whole or in part, directly or indirectly, from any fault, delay, omission, inaccuracy or termination of a system or Carr's inability to enter, cancel or modify an order on behalf of Customer on or through a system. The provisions of this Section 16(h) shall apply regardless of whether any customer claim arises in contract, negligence, tort, strict liability, breach or fiduciary obligations or otherwise; and

         (i) If Customer is subject to the Financial Institution Reform, Recovery and Enforcement Act of 1989, the certified resolutions set forth following this Agreement have been caused to be reflected in the minutes of Customer's Board of Directors (or other comparable governing body) and this Agreement is and shall be, continuously from the date hereof, an official record of Customer.

         Customer agrees to promptly notify Carr in writing if any of the warranties and representations contained in this Section 16 become inaccurate or in any way cease to be true, complete and correct.

17.      SUCCESSORS AND ASSIGNS

         This Agreement shall inure to the benefit of the parties hereto, their successors and assigns, and shall be binding upon the parties hereto, their successors and assigns, provided, however, that this Agreement is not assignable by any party without the prior written consent of the other parties.

18.      MODIFICATION OF AGREEMENT BY CARR; NON-WAIVER PROVISION

         This Agreement may only be altered, modified or amended by mutual written consent of the parties. The rights and remedies conferred upon Carr shall be cumulative, and its forbearance to take any remedial action available to it under this Agreement shall not waive its right at any time or from time to time thereafter to take such action.

19.      SEVERABILITY

         If any term or provision hereof or the application thereof to any persons or circumstances shall to any extent be contrary to any exchange, government or self-regulatory regulation or contrary to any federal, state or local law or otherwise be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is contrary, invalid or unenforceable, shall not be affected thereby.

20.      CAPTIONS

         All captions used herein are for convenience only, are not a part of this Agreement, and are not to be used in construing or interpreting any aspect of this Agreement.

21.      TERMINATION

         This Agreement shall continue in force until written notice of termination is given by Customer or Carr. Termination shall not relieve either party of any liability or obligation incurred prior to such notice. Upon giving or receiving notice of termination, Customer will promptly take all action necessary to transfer all open positions in each Account to another futures commission merchant.

22.      ENTIRE AGREEMENT

         This Agreement (as amended by the attached Customer Agreement dated the date hereof into which this Agreement is incorporated by reference) constitutes the entire agreement between Customer and Carr with respect to the subject matter hereof and supersedes any prior agreements between the parties with respect to such subject matter.

23.      GOVERNING LAW; CONSENT TO JURISDICTION

         (a) In case of a dispute between Customer and Carr arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement (i) this Agreement and its enforcement shall be governed by the laws of the State of Illinois without regard to principles of conflicts of laws, and (ii) Customer will bring any legal proceeding against Carr in, and Customer hereby consents in any legal proceeding by Carr to the jurisdiction of, any state or federal court located within Chicago, Illinois, in connection with all legal proceedings arising directly, indirectly or otherwise in connection with, out of, related to or from Customer's Account, transactions contemplated by this Agreement or the breach thereof. Customer hereby waives all objections Customer, at any time, may have as to the propriety of the court in which any such legal proceedings may be commenced. Customer also agrees that any service of process mailed to Customer at any address specified to Carr shall be deemed a proper service of process on the undersigned. Customer agrees that venue of all proceedings shall be in Chicago, Illinois.

         (b) Notwithstanding the provisions of Section 23(a)(ii), Customer may elect at this time to have all disputes described in this Section resolved by arbitration. To make such election, Customer must sign the Arbitration Agreement set forth in Section 24. Notwithstanding such election, any question relating to whether Customer or Carr has commenced an arbitration proceeding in a timely manner, whether a dispute is within the scope of the Arbitration Agreement or whether a party (other than Customer or Carr) has consented to arbitration and all proceedings to compel arbitration shall be determined by a court as specified in Section 23(a)(ii).

24.      ARBITRATION AGREEMENT (OPTIONAL)

         Every dispute between Customer and Carr arising out of or relating to the making or performance of this Agreement or any transaction pursuant to this Agreement, shall be settled by arbitration in accordance with the rules, then in effect, of the National Futures Association, the contract market upon which the transacting giving rise to the claim was executed, or the National Association of Securities Dealers as Customer may elect. If Customer does not make such election by registered mail addressed to Carr at 10 South Wacker Drive, Suite 1100, Chicago, Illinois 60606, Attention: Legal/Compliance Department, within 45 days after demand by Carr that the Customer make such election, then Carr may make such election. Carr agrees to pay any incremental fees which may be assessed by a qualified forum for making available a "mixed panel" of arbitrators, unless the arbitrators determine that Customer has acted in bad faith in initiating or conducting the proceedings. Judgment upon any aware rendered by the arbitrators may be entered in any court having jurisdiction thereof.

         THREE FORUMS EXIST FOR THE  RESOLUTION  OF  COMMODITY  DISPUTES:  CIVIL
         COURT LITIGATION, REPARATIONS AT THE COMMODITY FUTURES TRADING COMMISSION ("CFTC") AND ARBITRATION CONDUCTED BY A SELF-REGULATORY OR OTHER PRIVATE ORGANIZATION.

         THE CFTC RECOGNIZES THAT THE OPPORTUNITY TO SETTLE DISPUTES BY ARBITRATION MAY IN SOME CASES PROVIDE MANY BENEFITS TO CUSTOMERS, INCLUDING THE ABILITY TO OBTAIN AN EXPEDITIOUS AND FINAL RESOLUTION OF DISPUTES WITHOUT INCURRING SUBSTANTIAL COSTS. THE CFTC REQUIRES, HOWEVER, THAT EACH CUSTOMER INDIVIDUALLY EXAMINE THE RELATIVE MERITS OF ARBITRATION AND THAT YOUR CONSENT OF THIS ARBITRATION AGREEMENT BE VOLUNTARY.

         BY SIGNING THIS AGREEMENT, YOU (1) MAY BE WAIVING YOUR RIGHT TO SUE IN A COURT OF LAW AND (2) ARE AGREEING TO BE BOUND BY ARBITRATION OF ANY CLAIMS OR COUNTERCLAIMS WHICH YOU OR CARR MAY SUBMIT TO ARBITRATION UNDER THIS AGREEMENT. YOU ARE NOT HOWEVER, WAIVING YOUR RIGHT TO ELECT INSTEAD TO PETITION THE CFTC TO INSTITUTE REPARATIONS PROCEEDINGS UNDER
         SECTION 14 OF THE COMMODITY EXCHANGE ACT WITH RESPECT TO ANY DISPUTE WHICH MAY BE ARBITRATED PURSUANT TO THIS AGREEMENT. IN THE EVENT A DISPUTE ARISES, YOU WILL BE NOTIFIED IF CARR INTENDS TO SUBMIT THE DISPUTE TO ARBITRATION. IF YOU BELIEVE A VIOLATION OF THE COMMODITY EXCHANGE ACT IS INVOLVED AND IF YOU PREFER TO REQUEST A SECTION 14 "REPARATIONS" PROCEEDINGS BEFORE THE CFTC, YOU WILL HAVE 45 DAYS FROM THE DATE OF SUCH NOTICE IN WHICH TO MAKE THAT ELECTION.

         YOU NEED NOT AGREE TO THIS ARBITRATION AGREEMENT TO OPEN AN ACCOUNT WITH CARR.

         See 17 CFR 1890.1-180.5.

         Acceptance of this arbitration agreement requires a separate signature on page 15.

25.      CONSENT TO TAKE THE OTHER SIDE OF ORDERS (OPTIONAL)

         Without its prior notice, Customer agrees that when Carr executes sell or buy orders on Customer's behalf, Carr, its directors, officers, employees, agents, affiliates, and any floor broker may take the other side of customer's transaction through any Account of such person subject to its being executed at prevailing prices in accordance with and subject to the limitations and conditions, if any, contained in applicable rules and regulations.

26.      AUTHORIZATION TO TRANSFER FUNDS (OPTIONAL)

         Without limiting other provisions herein, Carr is authorized to transfer from any segregated Account subject to the Commodity Exchange Act carried by Carr for the Customer to any other Account carried by Carr for the Customer such amount of excess funds as in Carr's judgment may be necessary at any time to avoid a margin call or to reduce a debit balance in said Account. It is understood that Carr will confirm in writing each such transfer of funds made pursuant to this authorization within a reasonable time after such transfer.

27.      ELECTRONIC TRANSMISSION OF STATEMENTS (OPTIONAL)

         Customer elects and consents to receive transmission of statements of transactions and statements of account solely by electronic means, including without limitation, by electronic mail or facsimile. Customer shall not incur any costs or fees in connection with the receipt of such statements by electronic transmission. Customer shall receive such statements by electronic transmission until such time as it revokes its consent in writing to Carr.

28.      SUBORDINATION AGREEMENT

         (Applies only to Accounts with funds held in foreign currencies)

         Funds of customers trading on United States contract markets may be held in accounts denominated in a foreign currency with depositories located outside or inside the United States or its territories if the customer is domiciled in a foreign country or if the funds are held in connection with contracts priced and settled in a foreign currency. Such accounts are subject to the risk that events could occur which hinder or prevent the availability of these funds for distribution to customers. Such accounts also may be subject to foreign currency exchange rate risks.

         If authorized below, Customer authorizes the deposit of funds into such depositories. For customer domiciled in the United States, this authorization permits the holding of funds in regulated accounts only if such funds are used to margin, guarantee, or secure positions in such contracts or accrue as a result of such positions. In order to avoid the possible dilution of other customer funds, a customer agrees by accepting this subordination agreement that his claims based on such funds will be subordinated as described below in the unlikely event both of the following conditions are met: (1) Carr is placed in receivership or bankruptcy, and (2) there are insufficient funds available for distribution denominated in the foreign currency as to which the customer has a claim to satisfy all claims against those funds.

         By initialing the Subordination Agreement below, Customer agrees that if both of the conditions listed above occur, its claim against Carr's assets attributable to funds held overseas in a particular foreign currency may be satisfied out of segregated customer funds held in accounts denominated in dollars or other foreign currencies only after each customer whose funds are held in dollars or in such other foreign currencies receives its pro-rata portion of such funds. It is further agreed that in no event may a customer whose funds are so held receive more than its pro-rata share of the aggregate pool consisting of funds held in dollars, funds held in the particular foreign currency, and non-segregated assets of Carr.

OPTIONAL ELECTIONS/ACKNOWLEDGMENT

The following provisions, which are set forth in this Agreement, need not be entered into to open the Account. Customer agrees that its optional elections are as follows:

SIGNATURE REQUIRED FOR EACH ELECTION


ARBITRATION AGREEMENT                    ---------------------------------------
(Agreement Paragraph 24)                                               (Date)

CONSENT TO TAKE THE OTHER SIDE OF
ORDERS (Agreement Paragraph 25)          X /s/ Mark J. Hawley          12-1-97
                                         ---------------------------------------
                                                                       (Date)

AUTHORIZATION TO TRANSFER
FUNDS (Agreement Paragraph 26)           ---------------------------------------
                                                                       (Date)

CONSENT TO RECEIVE STATEMENTS BY
ELECTRONIC TRANSMISSION                  ---------------------------------------
(Agreement Paragraph 27)                                               (Date)

ACKNOWLEDGMENT OF SUBORDINATION
AGREEMENT (Agreement Paragraph 28)       X /s/ Mark J. Hawley          12-1-97
(Required for accounts holding non-U.S.  ---------------------------------------
currency)                                                              (Date)



HEDGE ELECTION

[ ] Customer confirms that all transactions in the Account will represent bona fide hedging transactions, as defined by the Commodity Futures Trading Commission, unless Carr is notified otherwise not later than the time an order is placed for the
         Account:

Pursuant to CFTC Regulation 190.06(d), Customer specifies and agrees, with respect to hedging transactions in the Account, that in the unlikely event of Carr's bankruptcy, it prefers that the bankruptcy trustee [check appropriate box]:

A) [ ]   Liquidate  all  open  contracts  without  first  seeking   instructions
         either from or on behalf of Customer.

B) [ ] Attempt to obtain instructions with respect to the disposition of all open contracts.

(If neither box is checked, Customer shall be deemed to elect A).)

ACKNOWLEDGMENT OF RECEIPT OF RISK DISCLOSURE STATEMENTS

The undersigned hereby acknowledges its separate receipt from Carr, and its understanding of each of the following documents prior to opening of the
Account:

o        Risk Disclosure Statement for Futures and Options
o        LME Risk Warning Notice
o        NYMEX ACCESSSM Risk Disclosure Statement
o        Globex(R)Customer Information and Risk Disclosure Statement
o        Project A(TM)Customer Information Statement
o        Questions & Answers on Flexible Options Trading at the CBOT
o        CME Average Pricing System Disclosure Statement
o        Special Notice to Foreign Brokers and Foreign Traders

REQUIRED SIGNATURES

CUSTOMER

The undersigned has received, read, understands and agrees to all the provisions of this Agreement and the separate risk disclosure statements enumerated above and agrees to promptly notify Carr in writing if any of the warranties and representations contained herein become inaccurate or in any way cease to be true, complete and correct.

Dean Witter Diversified Futures Fund L.P.
--------------------------------------------------------------------------------
Customer name(s)

By:  DEMETER MANAGEMENT CORPORATION

By:  /s/ Mark J. Hawley                                December 1, 1997
--------------------------------------------------------------------------------
Authorized signature(s)                                Date

Mark J. Hawley, President
--------------------------------------------------------------------------------
[If applicable, print name and title of signatory]

CARR FUTURES INC.

Accepted and Agreed:

Carr Futures Inc.

By:    /s/ Bruce A. Beatus                     By:    /s/ Susan Schultz
       ----------------------------------             --------------------------
Title: Bruce A. Beatus, General Counsel        Title: Associate General Counsel
       ----------------------------------             --------------------------
Date:  December 1, 1997                        Date:  December 1, 1997
       ----------------------------------             --------------------------